Exhibit 10.2

Allonge To Promissory Note

Original Principal Amount:  $80,000

UNDER DATE OF OCTOBER 9, 2009, Advanced Voice Recognition Systems, Inc., a Nevada corporation, as successor in interest to Advanced Voice Recognition Systems, Inc., a Colorado corporation (the “Company”), made a Promissory Note (the “Note”) to the order of Walter Geldenhuys (“Geldenhuys”) in the principal amount of $80,000.

The Company and Geldenhuys hereby agree to amend the Note, as follows:

Section 2 is amended to extend the date in which all principal and any accrued interest or other charges shall be due and payable in full from April 9, 2010 to April 15, 2011, and all references in the Note to the “Maturity Date” shall be deemed to refer to April 15, 2011.

This Allonge is an amendment to the Note and does not constitute discharge of the Note.

This Allonge has been executed and delivered as of April 9, 2010.

Signature:         ADVANCED VOICE RECOGNITION SYSTEMS, INC.

                                                                        By:        /s/ Donald Getty

Donald Getty, Director and Authorized Signatory

ACCEPTED:

            /s/ Walter Geldenhuys

Walter Geldenhuys, Individually